EXHIBIT 99.8


                              STANDSTILL AGREEMENT
                              --------------------


        This Standstill Agreement (the "Agreement") is made as of June 12, 1998 (the "Effective Date") between LaserSight Incorporated, a Delaware corporation (the "Company"), and the purchasers (collectively, the "Purchasers" and each individually, a "Purchaser") named on the execution pages hereof.

        WHEREAS, simultaneously with the delivery of this Agreement, the Purchasers are, collectively, purchasing 2,000,000 shares of the Company's Series D Convertible Participating Preferred Stock (the "Series D Preferred Stock") pursuant to the terms of a Securities Purchase Agreement, dated June 12, 1998, between the Purchasers and the Company (the "Purchase Agreement");

        WHEREAS, the parties hereto wish to set forth their agreements regarding future purchases by the Purchasers and their affiliates of the Company's voting securities;

        NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

        1. Standstill Provisions. (a) Each of the Purchasers acknowledge that each of their respective execution and delivery of this Agreement is a condition precedent to the Company agreeing to issue the Series D Preferred Stock and that none of the Purchasers will, and each Purchaser will direct its affiliates, directors, officers, employees and agents not to, directly or indirectly, unless in any such case specifically permitted in writing to do so by the Board of Directors of the Company:

               (i) other than pursuant to the terms of the Purchase Agreement and other than the Series D Preferred Stock, purchase, acquire or own, or offer or agree to purchase, acquire or own, directly or indirectly, when aggregated with the other Purchasers, in excess of 15% of the voting securities or direct or indirect rights (pursuant to an exchange, conversion, pledge or otherwise) or options to acquire, when aggregated with the other Purchasers, in excess of 15% of the voting securities of the Company; provided that the acquisition and owning of voting securities as a result of any of the following will not be deemed a violation of this Agreement: (A) any dividend or distribution on the outstanding Series D Preferred Stock, (B) any subdivision of the outstanding Series D Preferred Stock, or (C) any reclassification of the Series D Preferred Stock;

               (ii) other than pursuant to a prior written agreement with the Company, acquire or affect the control of the Company or directly or indirectly participate in or encourage the formation of any "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) which owns or seeks to acquire ownership of voting securities of the Company, or to acquire or affect control of the Company;

               (iii) other than pursuant to the terms of the Purchase Agreement, otherwise act, directly or indirectly, alone or in concert with others, to seek to control or to influence in any manner the management, board of directors, policies or affairs of the Company, or propose or seek to effect or negotiate with or provide financial assistance (by loan, capital contribution or otherwise) or information to any party with respect to any form of business combination transaction (including, without limitation, a merger, consolidation or acquisition or disposition of significant assets of the Company or any other entity) with the Company or any affiliate thereof or any restructuring, recapitalization or similar transaction with respect to the Company or any affiliate thereof; or

               (iv) instigate, encourage, assist or render advice to or make any recommendation or proposal to any person or other entity to engage in any of the actions covered by clauses (i) through (iii) of this Section 1(a), or render advice with respect to voting securities of the Company.

        (b) For purposes of this Agreement, the term "voting securities" shall mean (i) any securities which are entitled to vote upon any matters, whether such securities are entitled to vote on such matters in all events or only upon the occurrence of a default or other contingencies, or (ii) any options, warrants, rights or securities which by their terms may be convertible into or exchangeable for any security described in clause (i) of this Section 1(b).

        2. Representations and Warranties. Each of the Purchasers represents and warrants to the Company, and the Company represents and warrants to the
Purchasers:

               (a) such party has the full legal right, power and authority to enter into and perform this Agreement and the execution and delivery of this Agreement by such party has been duly authorized by all necessary corporate action;

               (b) this Agreement is a valid and binding obligation of such party, enforceable against such party in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and

               (c) neither the execution, delivery or performance of this Agreement by such party conflicts with or constitutes a violation of or default under such party's certificate of incorporation or by-laws, any statute, law, regulation, order or decree applicable to such party, or any contract, commitment, agreement, arrangement or restriction of any kind to which such party is a party or by which such party is bound.

        3. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). Each party shall provide notice to the other party of any change in address. The addresses for such communications shall be:

                      If to the Company:

                      LaserSight Incorporated
                      12249 Science Drive
                      Suite 160
                      Orlando, Florida 32826
                      Telecopy: (407) 382-2701
                      Attention: Chief Financial Officer

                             After June 30, 1998:

                             LaserSight Incorporated
                             3300 University Boulevard
                             Suite 140
                             Orlando, Florida 32792
                             Telecopy: (407) 678-9981
                             Attention: Chief Financial Officer

                      with a copy to:

                      Sonnenschein Nath & Rosenthal
                      One Metropolitan Square
                      Suite 3000
                      St. Louis, Missouri 63102
                      Telecopy: (314) 259-5959
                      Attention: Alan B. Bornstein

                      If to Purchaser:

                      c/o Dawson Samberg Capital Management, Inc.
                      354 Pequot Avenue, P.O. Box 760
                      Southport, Connecticut 06490
                      Telecopy: (203) 254-3259
                      Attention: Juliet Bakker

                      with a copy to:

                      Fried, Frank, Harris, Shriver & Jacobson
                      One New York Plaza
                      New York, New York  10004-1980
                      Telecopy:  (212) 859-8586
                      Attention: Aryeh Davis

        4. Agreement Term. This Agreement shall terminate on the date which is the first to occur of (i) sixty (60) days after the Effective Date, or (ii) the date on which the Company's Board of Directors adopts a stockholder's rights plan.

        5. No Waiver. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege.

        6. Remedies. Each party hereto acknowledges that money damages would be an inadequate remedy for any breach of this Agreement and that the Company (in the case of a breach by any of the Purchasers) or the Purchasers (in the case of a breach by the Company) shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach. Each party hereto waives any requirement for the securing or posting of any bond in connection with any such remedy. No party hereto shall take any action to impede the other party from seeking to enforce any such equitable remedy. Such remedy shall not be exclusive, but shall be in addition to all other remedies available at law or equity.

        7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

        8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon one instrument.

        9. Headings. The descriptive headings of the sections of this Agreement are solely for the convenience of the parties hereto and shall not affect the meaning or construction of any of the provisions of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


LASERSIGHT INCORPORATED             PEQUOT PRIVATE EQUITY FUND, L.P.



By:  /s/ Michael R. Farris          By:  Dawson Samberg Capital Management, Inc.
    -------------------------            Investment Manager
     Michael R. Farris
     President and CEO
                                    By:   /s/ Amiel Peretz
                                         -----------------------
                                    Name:   Amiel Peretz
                                          ----------------------
                                    Title: CFO
                                          ----------------------

                                    PEQUOT SCOUT FUND, L.P.


                                    By:  Dawson Samberg Capital Management, Inc,
                                         Investment Manager


                                    By:   /s/ Amiel Peretz
                                        ------------------------
                                    Name: Amiel Peretz
                                         -----------------------
                                    Title: CFO
                                          ----------------------


                                    PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.


                                    By:  /s/ Amiel Peretz
                                        ------------------------
                                    Name: Amiel Peretz
                                         -----------------------
                                    Title:   CFO
                                           ---------------------






                     SIGNATURE PAGE TO STANDSTILL AGREEMENT